                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Restricting Events
  27-Sep-99

Restricting Events

A) Average Cumulative Net Loss Ratio

     (a)  The Average Cumulative Net Loss Ratio
          exceeds 1.0% (yes/no)                                           no

          Initial ADCB                                            273,826,503.00

                                                                              ADCB of
                                       ADCB of                              Cumulative         Cumulative
                                     Cumulative          Cumulative     Defaulted Contracts     Net Loss
                                 Defaulted Contracts     Recoveries      net of Recoveries       Ratio
                                 -------------------     ----------      -----------------       -----
          2 months prior            3,049,624.69        1,890,218.61       1,159,406.08          0.42%
          1 month prior             3,051,199.47        2,055,710.32         995,489.15          0.36%
          Current                   3,916,742.63        2,060,229.46       1,856,513.17          0.68%
                                    ------------        ------------       ------------          -----
          Average                   3,339,188.93        2,002,052.80       1,337,136.13          0.49%

          Annualized maximum Cumulative Net Loss Ratio                                           1.00%
          Average Cumulative Net Loss Ratio                                                      0.49%

   Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing
   (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)               no

C) An Event of Default has occurred and is continuing (yes/no)            no

     (a)  failure to pay on each Distribution Date the full
          amount of interest on any Note (yes/no)                         no

     (b)  failure to pay the then outstanding principal
          amount of any Note, if any, on its related
          Maturity Date (yes/no)                                          no

Based on A, B and C, a Restricting Event has occurred and
is continuing (yes/no)                                                    no

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.-Servicer
Monthly Report - Limitations
       27-Sep-99

Obligor Event Trigger Determination
-----------------------------------

     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                       n/a
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
     as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                      n/a

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is
     no / n/a if not applicable)                                                                                          n/a
       a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                  n/a
       b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are expected     n/a
       c)  a Successor Servicer has been appointed                                                                        n/a


An Obligor Event has occurred and is continuing                                                                           n/a


10% Substitution Limit Calculation
----------------------------------
     ADCB as of the Cut-off Date:                                                                                     273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                          0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                              0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)          no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                          0.25%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                       no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                      n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------
          (i)          The ADCB of all End-User Contracts with Obligors that are governmental entities or                 0.00
                       municipalities exceeds 1.13% of the ADCB of the Contract Pool                                       no

          (ii)         The ADCB of all End-User Contracts which finance, lease or are related to Software                 0.28%
                       exceeds 3.88% of the ADCB of the Contract Pool                                                      no

          (iii)        The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors           3.00%
                       (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool   no

          (iv)         The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured   12.99%
                       by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool            no

          (v)          The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan      11.95%
                       of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                 no

          (vi)         The ADCB of all End-User Contracts with Obligors thereof located in a single State of the          7.07%
                       United States exceeds 17.73% of the ADCB of the Contract Pool                                       no

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
       27-Sep-99

                                                                                             Collection             Reserve
                                                                                               Account               Fund
                                                                                              ---------              -------
Beginning Account Balance                                                                         0.00               2,738,265.00
Investment Earnings                                                                          13,688.27                   9,410.52

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads    3,855,926.16
Add: Prepayment Amounts                                                                     384,100.26
Add: Recoveries                                                                               4,519.14
Add: Investment Earnings                                                                     23,098.79                  (9,410.52)
Add: Late Charges                                                                             8,072.45
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                            0.00



Available Amounts
-----------------
                                                                                          4,275,716.80               2,738,265.00



Payments on Distribution Date
-----------------------------

     (A) **   Indenture Trustee Fees (first in funds allocation during a Restricting Event        0.00
                or an Event of Default)
        (A)   Unreimbursed Servicer Advances                                                      0.00

        (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid           35,497.67

        (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid             0.00

        (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid       412,418.44

        (E)   Class B Notes interest, due and accrued, including any amounts unpaid          17,979.34

        (F)   Class C Notes interest, due and accrued, including any amounts unpaid          12,318.15

        (G)   Class D Notes interest, due and accrued, including any amounts unpaid          14,069.99

        (H)   The Class A-1 Principal Payment Amount                                              0.00

        (I)   The Class A-2 Principal Payment Amount                                      3,783,433.21

        (J)   The Class B Principal Payment Amount                                                0.00

        (K)   The Class C Principal Payment Amount                                                0.00

        (L)   The Class D Principal Payment Amount                                                0.00

        (M)   Amounts required to meet the Reserve Fund Amount                                    0.00                       0.00

        (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid
              (applicable only if an Obligor Event has occurred and is continuing)
                                                                                                  0.00

        (N)   Any excess to Certificateholders                                                    0.00

Distributions to Noteholders and Certificateholders                                       4,275,716.80

Ending balance of accounts                                                                        0.00               2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          27-Sep-99

          A Restricting Event has occurred and is continuing (yes\no)                                        no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                     0.00


Unreimbursed Servicer Advances
------------------------------

    (i)   Current month Unreimbursed Servicer Advances                                                                       0.00
   (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                         0.00
  (iii)   Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                         0.00
   (iv)   Unreimbursed Servicer Advances distributed                                                                         0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)                                                               0.00


Servicing Fee Schedule
----------------------

    (i)   Servicing Fee Percentage                                                                                           0.50%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                          85,194,418.84
  (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                       35,497.67
   (iv)   Servicing Fee accrued but not paid in prior periods                                                                0.00
    (v)   Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                           35,497.67
   (vi)   Monthly Servicing Fee distributed                                                                             35,497.67
          Servicing Fee accrued but not paid                                                                                 0.00

Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                                                                0.00
    (i)   Class A-1 Interest Rate                                                                                          5.7325%
   (ii)   Number of days in Accrual Period                                                                                      0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                            0.0000%
          Current Class A-1 interest due                                                                                     0.00
          Prior Class A-1 interest arrearage                                                                                 0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class A-1 interest distribution                                                                                    0.00


Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                                       77,449,471.75
          Class A-2 Interest Rate                                                                                          6.3900%
          Class A-2 Interest Rate x 30/360                                                                                 0.5325%
          Current Class A-2 interest due                                                                               412,418.44
          Prior Class A-2 interest arrearage                                                                                 0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class A-2 interest distribution                                                                              412,418.44


Class B Interest Schedule
-------------------------

          Opening Class B principal balance                                                                          3,319,263.04
          Class B Interest Rate                                                                                            6.5000%
          Class B Interest Rate x 30/360                                                                                   0.5417%
          Current Class B interest due                                                                                  17,979.34
          Prior Class B interest arrearage                                                                                   0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class B interest distribution                                                                                 17,979.34

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          27-Sep-99

Class C Interest Schedule
-------------------------
          Opening Class C principal balance                                                                          2,212,842.03
          Class C Interest Rate                                                                                            6.6800%
          Class C Interest Rate x 30/360                                                                                   0.5567%
          Current Class C interest due                                                                                  12,318.15
          Prior Class C interest arrearage                                                                                   0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class C interest distribution                                                                                 12,318.15


Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                                          2,212,842.03
          Class D  Interest Rate                                                                                           7.6300%
          Class D Interest Rate x 30/360                                                                                   0.6358%
          Current Class D interest due                                                                                  14,069.99
          Prior Class D interest arrearage                                                                                   0.00
          Current Period Interest Shortfall                                                                                  0.00

          Class D interest distribution                                                                                 14,069.99

Class A-1 Principal Schedule
----------------------------
          Class A-1 Maturity Date                                                                                         9/25/98
    (i)   Opening Class A-1 principal balance                                                                                0.00
   (ii)   ADCB as of last day of second preceding Collection Period                                                 85,194,418.84
  (iii)   ADCB as of last day of immediately preceding Collection Period                                            80,579,566.75
          Expected Class A-1 Payment ( (ii) - (iii) )                                                                4,614,852.09
   (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                      0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                     0.00
          Class A-1 Principal Payment Amount distribution                                                                    0.00
                                    Shortfall                                                                                0.00

          Class A-1 Principal Balance after current distribution                                                             0.00



Class A-2 Principal Schedule
----------------------------

    (i)   Opening Class A-2 principal balance                                                                       77,449,471.75
   (ii)   Applicable Class A-2 Percentage                                                                                   90.91%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      80,579,566.75
   (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                       73,254,151.66
    (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                         4,195,320.09
   (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                 4,195,320.09

          Class A-2 Principal Payment Amount distributed                                                             3,783,433.21
                                    Shortfall                                                                          411,886.88

          Class A-2 principal balance after current distribution                                                    73,666,038.54

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          27-Sep-99

Class B Principal Schedule
--------------------------
    (i)   Opening Class B principal balance                                                                          3,319,263.04
   (ii)   Applicable Class B Percentage                                                                                      3.90%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      80,579,566.75
   (iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                                          3,139,463.61
    (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                           179,799.43
   (vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                                                     179,799.43

          Class B Principal Payment Amount distributed                                                                       0.00
                                    Shortfall                                                                          179,799.43

          Class B principal balance after current distribution                                                       3,319,263.04


Class C Principal Schedule
--------------------------

    (i)   Opening Class C principal balance                                                                          2,212,842.03
   (ii)   Applicable Class C Percentage                                                                                      2.60%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      80,579,566.75
   (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                                          2,092,975.74
    (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                           119,866.29
   (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                                     119,866.29

          Class C Principal Payment Amount distributed                                                                       0.00
                                    Shortfall                                                                          119,866.29

          Class C principal balance after current distribution                                                       2,212,842.03


Class D Principal Schedule
--------------------------

    (i)   Opening Class D principal balance                                                                          2,212,842.03
   (ii)   Applicable Class D Percentage                                                                                      2.60%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      80,579,566.75
   (iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                                          2,092,975.74
    (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                           119,866.29
   (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                                     119,866.29

          Class D Principal Payment Amount distributed                                                                       0.00
                                    Shortfall                                                                          119,866.29

          Class D principal balance after current distribution                                                       2,212,842.03


Reserve Fund Schedule
---------------------

          Prior month Reserve Fund balance                                                                           2,738,265.00
          Initial ADCB                                                                                             273,826,503.00
          Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                        2,738,265.00
                                   (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                                                                                0.00
          Required deposit to Reserve Fund                                                                                   0.00
          Actual deposit to Reserve Fund                                                                                     0.00
          Interest Earned on Reserve Account                                                                             9,410.52
          Deposit to Certificateholder                                                                                       0.00
          Ending Reserve Fund balance                                                                                2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB                                                                3.40%


Servicing Fee Schedule
----------------------

          Servicing Fee during an Obligor Event                                                                              0.00
          Servicing Fee paid                                                                                                 0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Note Factors
  27-Sep-99

          CUSIP # 423327AA3
  Class A-1
  ---------
  Class A-1 principal balance                                               0.00
  Initial Class A-1 principal balance                              62,980,096.00

  Note factor                                                        0.000000000


          CUSIP # 423327AB1
  Class A-2
  ---------
  Class A-2 principal balance                                      73,666,038.54
  Initial Class A-2 principal balance                             191,678,552.00

  Note factor                                                        0.384320717


          CUSIP # 423327AC9
  Class B
  -------
  Class B principal balance                                         3,319,263.04
  Initial Class B principal balance                                 8,214,795.00

  Note factor                                                        0.404059145


          CUSIP # 423327AD7
  Class C
  -------
  Class C principal balance                                         2,212,842.03
  Initial Class C principal balance                                 5,476,530.00

  Note factor                                                        0.404059145


  Class D
  -------
  Class D principal balance                                         2,212,842.03
  Initial Class D principal balance                                 5,476,530.00

  Note factor                                                        0.404059145

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Pool Data
  27-Sep-99

ADCB as of the last day of the Collection Period                   80,579,566.75


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day
 of the Collection Period                                             865,543.16
Number of Defaulted Contracts as of the last
 day of the Collection Period                                                  3
Defaulted Contracts as a percentage of ADCB (annualized)                  12.89%

DCB of Adjusted Contracts as of the last day
 of the Collection Period                                                   0.00
Number of Adjusted Contracts as of the last
 day of the Collection Period                                                  0

DCB of Prepaid Contracts as of the last day of
 the Collection Period                                                325,390.40
Number of Prepaid Contracts as of the last day of
 the Collection Period                                                         7

DCB of Substitute Contracts, excluding Warranty
 Contracts, added to Trust during Collection Period                         0.00
Number of Substitute Contracts, excluding Warranty
 Contracts, added to Trust during Collection Period                            0

DCB of Warranty Contracts as of the last day
 of the Collection Period                                                   0.00
Number of Warranty Contracts as of the last day
 of the Collection Period                                                      0

DCB of repurchased Contracts as of the last day
 of the Collection Period                                                   0.00
Number of repurchased Contracts as of the Collection Period                    0

DCB of Additional Contracts as of the last day
 of the Collection Period                                                   0.00
Number of Additional Contracts as of the Collection Period                     0

Recoveries collected relating to Defaulted Contracts
 as of the last day of the Collection Period                            4,519.14

Delinquencies                            Dollars                         Percent
                                         -------                         -------
  Current                                71,275,285.23                    88.11%
  31-60 days past due                     5,495,026.97                     6.79%
  61-90 days past due                     1,953,288.96                     2.41%
  Over 90 days past due                   2,174,042.79                     2.69%
                                         -------------                   -------
  Total                                  80,897,643.95                   100.00%

  31+ days past due                       9,622,358.72                    11.89%

(i)  DCB of cumulative Defaulted Contracts (cumulative
     gross losses to date)                                          3,916,742.63
(ii) Cumulative Recoveries realized on Defaulted Contracts          2,060,229.46
     Cumulative net losses to date ((i)-(ii))                       1,856,513.17

-----------------------------------------------------
                 Static Information

Initial ADCB                              273,826,503
Discount Rate                                 6.9239%
Class A-1 Initial Principal Amount         62,980,096
Class A-1 Interest Rate                       5.7325%
Class A-2 Initial Principal Amount        191,678,552
Class A-2 Interest Rate                       6.3900%
Class B Initial Principal Amount            8,214,795
Class B Interest Rate                         6.5000%
Class C Initial Principal Amount            5,476,530
Class C Interest Rate                         6.6800%
Class D Initial Principal Amount            5,476,530
Class D Interest Rate                         7.6300%
Reserve Fund Initial Deposit                2,738,265
Class A-1 Maturity Date                      09/25/98
Classes A-2, B, C, & D Maturity Date         05/25/05
Closing Date                                 09/04/97
-----------------------------------------------------